UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2014
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 2, 2014, Sensient Technologies Corporation (“Sensient” or the “Company”) entered into an Executive Employment Contract (the “Employment Agreement”) with Paul Manning, pursuant to which Paul Manning will serve as the Company’s President and Chief Executive Officer. The initial term of the Employment Agreement is for a period of three years, commencing on the Effective Date (the “Term”), and shall be renewable by mutual agreement. The Employment Agreement may be terminated with or without cause, by the Company or by Paul Manning, subject to the rights and obligations contained therein.

During the Term, Paul Manning will receive an initial annual base salary of $800,000 and such salary shall be reviewed annually by the Compensation and Development Committee of the Board of Directors of the Company (the “Compensation Committee”) based on Paul Manning’s performance and the Company’s compensation policies. In addition, Paul Manning will be eligible for an annual incentive bonus, payable in cash and/or equity, based on criteria determined by the Compensation Committee and shall receive benefits consistent with those received by other executive officers of the Company.

The above description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

On February 1, 2014, the Executive Employment Agreement between Sensient and its former Chief Executive Officer, Kenneth P. Manning, expired by its terms.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously announced, Kenneth P. Manning retired as Chief Executive Officer of the Company on February 1, 2014, and Paul Manning became President and Chief Executive Officer of the Company on February 2, 2014. Kenneth P. Manning will continue to serve as non-employee Chairman of the Board of Directors of the Company and Advisor to the Company. Paul Manning previously served as President and Chief Operating Officer of the Company since October 18, 2012.

Paul Manning’s Employment Agreement is briefly described in Item 1.01 above and a copy of the Employment Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

In satisfaction of the disclosure required by Items 401(b), 401(d) and 401(e) of Regulation S-K, the sections of the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 27, 2013, entitled “Executive Officers of the Registrant” and “Certain Relationships and Related Transactions and Director Independence” are incorporated by reference herein. With respect to the disclosure required by Item 404(a) of Regulation S-K, the section of the Company's 2013 Proxy Statement, filed with the Securities and Exchange Commission on March 15, 2013, entitled “Transactions with Related Persons” is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 10.1	Executive Employment Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary
Date:	February 4, 2014

EXHIBIT INDEX

Exhibit 10.1	Executive Employment Contract.